EXHIBIT 99.2

WaMu Capital Corp.
WMALT O5-9
30 Year Conforming Alt A; 6% Passthrough; Investor Loans
504 records
Balance: 75,121,638

Selection Criteria: 30 Year Conforming Alt A; 6% Passthrough; Investor Loans
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  WAMU Doctype
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 504
Total Balance: 75,121,637.75
Avg Balance: 149,050.87
Weighted Average Note Rate: 6.693
Non-Zero Weighted Average Original LTV: 72.18
Weighted Average Age: 1.386
% Calif: 23.44
% Prepay Penalties: 6.69
% Interest Only: 7.85
% Investor: 100.00
Non-Zero Weighted Average FICO: 725
Stated Original WAM: 360
Stated Current WAM: 358.44

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
6.375	6.125	113	16,795,523.59
6.490	6.240	1	166,497.02
6.500	6.250	93	13,974,762.75
6.625	6.375	68	11,191,302.43
6.750	6.500	86	13,866,638.41
6.875	6.625	53	8,363,806.36
7.000	6.750	27	3,154,893.29
7.125	6.875	14	1,954,718.89
7.250	7.000	18	2,075,966.70
7.375	7.125	6	735,905.64
7.500	7.250	10	1,101,290.33
7.625	7.375	3	423,353.86
7.750	7.500	4	480,814.00
7.875	7.625	1	49,341.76
8.000	7.750	3	466,800.00
8.500	8.250	3	258,152.00
9.125	8.875	1	60,300.00
Total:	6.443	504	75,120,067.03

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
6.251 - 6.500	207	30,936,783.36	41.18	6.432	360	2	358	729	72	149,453.06
6.501 - 6.750	154	25,057,940.84	33.36	6.694	359	2	358	718	69	162,713.90
6.751 - 7.000	80	11,518,699.65	15.33	6.909	360	1	359	729	74	143,983.75
7.001 - 7.250	32	4,030,685.59	5.37	7.189	360	1	359	719	78	125,958.92
7.251 - 7.500	16	1,837,195.97	2.45	7.450	360	1	359	728	78	114,824.75
7.501 - 7.750	7	904,167.86	1.20	7.691	360	0	360	718	81	129,166.84
7.751 - 8.000	4	516,141.76	0.69	7.988	360	1	359	762	81	129,035.44
8.251 - 8.500	3	258,152.00	0.34	8.500	360	1	359	662	80	86,050.67
9.001 - 9.250	1	60,300.00	0.08	9.125	360	0	360	733	90	60,300.00
Total:	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	26	1,052,362.00	1.40	6.902	360	711	76	40,475.46
50,000.01 - 100,000.00	157	11,994,757.00	15.92	6.756	359	727	74	76,399.73
100,000.01 - 150,000.00	134	16,719,616.00	22.22	6.686	360	727	75	124,773.25
150,000.01 - 200,000.00	73	12,651,624.00	16.83	6.675	360	740	71	173,309.92
200,000.01 - 250,000.00	37	8,267,670.00	11.00	6.682	360	720	74	223,450.54
250,000.01 - 300,000.00	40	10,945,320.00	14.57	6.703	360	731	69	273,633.00
300,000.01 - 350,000.00	18	5,870,000.00	7.81	6.643	360	696	74	326,111.11
350,000.01 - 400,000.00	10	3,642,900.00	4.85	6.696	360	700	67	364,290.00
400,000.01 - 450,000.00	5	2,169,700.00	2.89	6.529	360	721	67	433,940.00
450,000.01 - 500,000.00	3	1,382,800.00	1.84	6.625	360	737	60	460,933.33
500,000.01 - 550,000.00	1	518,000.00	0.69	6.875	360	657	70	518,000.00
Total:	504	75,214,749.00	100.00	6.693	360	725	72	149,235.61

Min: 20,000.00
Max: 518,000.00
Avg: 149,235.61
Total: 75,214,749.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	26	1,050,640.20	1.40	6.902	360	2	358	711	76	40,409.24
50,000.01 - 100,000.00	157	11,960,207.10	15.92	6.756	359	2	358	727	74	76,179.66
100,000.01 - 150,000.00	134	16,691,807.60	22.22	6.686	360	1	358	727	75	124,565.73
150,000.01 - 200,000.00	73	12,642,420.39	16.83	6.675	360	2	358	740	71	173,183.84
200,000.01 - 250,000.00	37	8,263,076.16	11.00	6.682	360	1	359	720	74	223,326.38
250,000.01 - 300,000.00	40	10,941,984.24	14.57	6.703	360	1	359	731	69	273,549.61
300,000.01 - 350,000.00	18	5,863,959.37	7.81	6.643	360	2	358	696	74	325,775.52
350,000.01 - 400,000.00	10	3,640,371.42	4.85	6.696	360	2	358	700	67	364,037.14
400,000.01 - 450,000.00	5	2,167,632.37	2.89	6.529	360	2	358	721	67	433,526.47
450,000.01 - 500,000.00	3	1,379,968.18	1.84	6.625	360	3	357	737	60	459,989.39
500,000.01 - 550,000.00	1	518,000.00	0.69	6.875	360	0	360	657	70	518,000.00
Total:	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75

Min: 20,000.00
Max: 518,000.00
Avg: 149,235.61
Total: 75,214,749.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	73	12,889,246.33	17.16	6.593	360	1	358	724	48	176,565.02
60.01 - 70.00	76	13,517,229.93	17.99	6.666	359	2	358	719	67	177,858.29
70.01 - 75.00	59	9,267,774.40	12.34	6.599	360	1	359	719	74	157,080.92
75.01 - 80.00	219	31,298,105.13	41.66	6.748	360	1	359	730	80	142,913.72
80.01 - 85.00	16	1,279,260.61	1.70	7.126	360	1	359	714	84	79,953.79
85.01 - 90.00	61	6,868,450.63	9.14	6.733	360	2	358	722	90	112,597.55
Total:	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	63	9,793,900.44	13.04	6.707	360	2	358	730	71	155,458.74
PUD	28	3,886,856.00	5.17	6.862	360	0	360	728	77	138,816.29
Single Family Residence	312	41,972,617.16	55.87	6.698	360	1	358	722	74	134,527.62
Three/Four Family	32	7,419,112.89	9.88	6.604	360	2	358	724	68	231,847.28
Two Family	69	12,047,580.54	16.04	6.666	359	1	358	728	68	174,602.62
Total:	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	76	17,605,729.99	23.44	6.611	360	1	358	726	64	231,654.34
FL	67	9,663,844.05	12.86	6.719	360	1	359	715	76	144,236.48
TX	34	3,665,125.11	4.88	6.757	358	2	357	742	78	107,797.80
IL	29	4,258,675.38	5.67	6.713	360	1	359	729	73	146,850.88
IN	25	2,199,664.87	2.93	6.752	360	1	359	712	80	87,986.59
NY	20	5,241,739.00	6.98	6.665	360	1	359	710	68	262,086.95
AZ	19	2,678,621.15	3.57	6.827	360	1	359	755	69	140,980.06
OR	19	2,647,708.93	3.52	6.735	360	2	358	709	73	139,353.10
MI	16	1,602,018.69	2.13	6.759	360	3	357	726	80	100,126.17
MO	15	1,446,967.79	1.93	6.747	360	1	359	738	73	96,464.52
Other	184	24,109,972.07	32.10	6.704	360	2	358	726	75	131,032.46
Total:	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
300	2	214,487.42	0.29	6.750	300	2	298	737	48	107,243.71
360	502	74,905,579.61	99.71	6.693	360	1	359	725	72	149,214.30
Total:	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75

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11. WAMU Doctype

WAMU Doctype	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	276	38,099,486.64	50.72	6.609	360	2	358	725	73	138,041.62
No Doc/NINA	58	10,021,301.31	13.34	6.905	360	1	359	725	71	172,781.06
No Ratio/NORA	20	3,461,043.00	4.61	6.816	360	0	360	703	76	173,052.15
Red/Low/Expr/Stated	150	23,538,236.08	31.33	6.722	360	1	359	726	71	156,921.57
Total:	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
620 - 639	20	2,538,945.34	3.38	6.660	360	6	354	631	74	126,947.27
640 - 659	24	4,734,954.30	6.30	6.702	360	2	358	652	72	197,289.76
660 - 679	34	4,835,738.18	6.44	6.815	360	2	358	668	76	142,227.59
680 - 699	60	9,472,678.45	12.61	6.667	360	1	359	690	72	157,877.97
700 - 719	95	14,156,761.51	18.85	6.707	360	1	359	709	69	149,018.54
720 - 739	71	10,493,746.35	13.97	6.696	360	1	359	729	74	147,799.24
740 - 759	59	8,197,344.61	10.91	6.695	359	1	358	751	72	138,938.04
760 - 779	79	11,097,866.14	14.77	6.719	360	2	358	769	75	140,479.32
780 - 799	45	6,978,077.16	9.29	6.632	360	1	359	788	69	155,068.38
800 - 820	17	2,613,954.99	3.48	6.542	360	2	358	806	73	153,762.06
Total:	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	294	42,937,444.37	57.16	6.742	360	1	359	730	78	146,045.73
Refi - Cash Out	137	22,054,781.58	29.36	6.617	360	2	358	714	62	160,983.81
Refi - Rate Term	73	10,127,841.08	13.48	6.652	359	2	358	725	68	138,737.55
Total:	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75
Total:	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	470	69,224,311.03	92.15	6.690	360	1	358	724	72	147,285.77
120	34	5,895,756.00	7.85	6.732	360	0	360	728	74	173,404.59
Total:	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	474	70,097,577.03	93.31	6.694	360	1	358	725	72	147,885.18
24	1	270,500.00	0.36	6.625	360	1	359	714	52	270,500.00
36	29	4,751,990.00	6.33	6.680	360	0	360	719	75	163,861.72
Total:	504	75,120,067.03	100.00	6.693	360	1	358	725	72	149,047.75

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\October Position\October Position 9-21-05.cas
Sep 22, 2005 11:22